Supplement dated August 20, 2018
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
CMG Ultra Short Term Bond Fund	11/1/2017
The Board of Trustees of CMG Ultra Short Term Bond Fund (the Fund) has approved a proposal to amend the management agreement between Columbia Funds Series Trust I on behalf of the Fund and the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (the “Proposal”). Implementation of the Proposal is subject to several conditions, including shareholder approval. Shareholders holding shares of the Fund on the record date of August 31, 2018 will receive a proxy to vote on the Proposal.
The Proposal, if approved, is part of an effort to expand the distribution of the Fund by unbundling the Fund’s current unified fee structure, which combines the Fund’s management fee, other expenses, and transfer agency fees into a single fee. If the Fund’s fee structure were unbundled, it would allow the Fund to offer additional classes of shares, which do not and cannot support a unified fee structure, because each class has a different fee structure.
In connection with unbundling the management fee, the Investment Manager has agreed to permanently cap the total Fund operating expenses borne by the Fund’s existing shareholders (subject to the same exclusions that currently exist under the Fund’s current cap commitment; such exclusions are as follows: Fund transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) at an annual rate of 0.25% of the Fund’s average daily net assets, which is intended to eliminate any adverse impact to existing Fund shareholders of the adoption of an unbundled fee structure. The Fund’s operations and the manner in which the Investment Manager manages the Fund are not expected to change if the Proposal is approved by Fund shareholders.
If the Proposal is approved, the existing shares of the Fund are expected to be redesignated to Class Institutional 3 shares, the Fund will be renamed Columbia Ultra Short Term Bond Fund, and additional share classes will be added to the Fund. The new classes will have different eligibility requirements and different fee structures and will be made available by amendment to existing agreements with Columbia Management Investment Distributors, Inc., the Fund’s distributor.
More information about the Proposal will be included in proxy materials.
Shareholders should retain this Supplement for future reference.
SUP103_07_005_(08/18)